INCOME TAXES (Details) (USD $)	Sep. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
Deferred Tax Asset:
Net Operating Loss	$ 7,920,000	$ 3,259,000	$ 2,209,000
Other	631,000	59,000	73,000
Total Deferred Tax Asset	8,551,000	3,318,000	2,282,000
Less Valuation Allowance	8,551,000	3,318,000	2,282,000
Net Deferred Income Taxes	$ 0	$ 0	$ 0